CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2018	Sep. 30, 2017
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED) [Abstract]
Net (Loss)/Income	$ (84,840)	$ (53,604)
Other Comprehensive Income
Translation Differences	15	149
Unrealized (Loss) Gain on Defined Benefit plan	75	0
Total Other Comprehensive Income	90	149
Total Comprehensive (Loss)/Income	$ (84,750)	$ (53,455)